PowerUp
LENDING GROUP, LTD.

Agreement Dated October 1, 2015

Agreement Number PLG-1074

CUSTOMER AUTHORIZATION AGREEMENT FOR PREAUTHORIZED PAYMENTS ©
[ACH CREDITS & DEBITS]

I hereby authorize POWER UP LENDING GROUP, LTD. ("POWER UP"), to initiate debit and credit entries to our Checking account indicated below (the "Account") and the depository named below ("Depository"), to debit or credit the same to such account. I further authorize POWER UP to debit said account for such amount allowed by law in the event a debit entry is rejected by the Depository.

Depository Name: BANK OF AMERICA

Routing/ABA No. 051000017

Account No: 435030641761 (See attached voided check)

I hereby represent and certify that the Account is used for commercial/business purposes only

ATTACH A COPY OF A VOIDED CHECK FOR THE ACCOUNT
This authority is to remain in full force and effect until POWER UP has received written notification of our termination in such time, but no less than 3 business days before any payments are due to be made, and in such manner as to afford POWER UP and Depository a reasonable opportunity to act on it.

Business Name: ICEWEB STORAGE CORPORATION

Signature(s): [signature] SIGN HERE

Name: Robert M. Howe III, CEO Phone: 816-522-1324

A COPY OF THIS AGREEMENT MUST BE GIVEN TO THE CUSTOMER(S) WHO SIGNED

NOTE: ALL WRITTEN DEBIT AND CREDIT AUTHORIZATIONS MUST PROVIDE THAT THE RECEIVER MAY REVOKE THE AUTHORIZATION ONLY BY NOTIFYING THE ORIGINATOR IN THE MANNER SPECIFIED IN THE AUTHORIZATION.

Until the Loan Amount plus any accrued but unpaid interest and Borrower's other obligations to POWER UP under the Loan Agreement and this Agreement are paid in full, Guarantor shall not seek reimbursement from Borrower or any other guarantor for any amounts paid by it under this Agreement. Guarantor permanently waives and shall not seek to exercise any of the following rights that it may have against Borrower, any other guarantor, or any collateral provided by Borrower or any other guarantor, for any amounts paid by it, or acts performed by it, under this Agreement: (i) subrogation; (ii) reimbursement; (iii) performance; (iv) indemnification; or (v) contribution. In the event that POWER UP must return any amount paid by Borrower or any other guarantor of the Guaranteed Obligations because that person has become subject to a proceeding under the United States Bankruptcy Code or any similar law, Guarantor's obligations under this Agreement shall include that amount.

Guarantor Acknowledgement. Guarantor acknowledges that: (i) He/She/It understands the seriousness of the provisions of this Agreement; (ii) He/She/It has had a full opportunity to consult with counsel of his/her its choice; and (iii) He/She/it has consulted with counsel of its choice or has decided not to avail himself/herself/itself of that opportunity.

Joint and Several Liability. The obligations hereunder of the persons or entities constituting Guarantor under this Agreement are joint and several.

THE TERMS, DEFINITIONS, CONDITIONS AND INFORMATION SET FORTH IN THE "LOAN AGREEMENT", INCLUDING THE "TERMS AND CONDITIONS", ARE HEREBY INCORPORATED IN AND MADE A PART OF THIS SECURITY AGREEMENT AND GUARANTY. CAPITALIZED TERMS NOT DEFINED IN THIS SECURITY AGREEMENT AND GUARANTY, SHALL HAVE THE MEANING SET FORTH IN THE LOAN AGREEMENT, INCLUDING THE TERMS AND CONDITIONS

BORROWER	OWNER/GUARANTOR #1	OWNER/GUARANTOR #2	POWER UP
ICEWEB STORAGE CORPORATION, a wholly owned subsidiary of Unified OnLine, Inc	UnifiedOnline, Inc		LENDING GROUP, LTD.
SIGN	SIGN	N/A SIGN	
Robert M Howe III CEO	Robert M. Howe III CEO no personal guarantee Driver's License #	Driver's License #	Curt Kramer, CEO

APPENDIX A

NSF Charge	$ 50.00ea	Up to FOUR TIMES ONLY before a default is declared
Rejected ACH	$100.00ea	When the borrower directs the bank to reject our Debit ACH which shall constitute a default
Bank Default Charge	$ 2,500.00	As specifically set forth in the loan agreement
Default Charge	$5,000.00	As specifically set forth in the loan agreement

Borrower Initials INITIAL HERE

payable to POWER UP on demand, (ii) is not exclusive of, and is cumulative with, any other charge or amount paid or payable to POWER UP by Borrower pursuant to this Agreement or the Security Agreement and Guaranty; (iii) shall constitute an Event of Default and (iv) shall not be construed as a waiver of any Event of Default hereunder or under the Security Agreement and Guaranty or as otherwise operating to reduce or limit POWER UP's rights or remedies provided for hereunder, under the Security Agreement and Guaranty or at law or in equity.

3.7 Miscellaneous Service Fees. Borrower shall pay certain charges for services related to the origination and maintenance of accounts including but not limited to NSF Charge, Rejected ACH Charge, Bank Default Charge, Blocked Account Charge and Default Charge and which are specifically set forth on Exhibit A attached hereto. All charges are subject to change.

Initials ______ INITIAL HERE

IV. MISCELLANEOUS

4.1 Modifications Agreements. No modification, amendment, waiver or consent of any provision of this Agreement or the Security Agreement and Guaranty shall be effective unless the same shall be in writing and signed by POWER UP

4.2 Assignment. POWER UP may assign, transfer or sell its rights to receive the Loan Amount and any accrued but unpaid interest or delegate its duties hereunder, either in whole or in part.

4.3 Notices. All notices, requests, consents, demands and other communications hereunder and under the Borrower Security Agreement and Guaranty shall be delivered by ordinary mail, effective upon mailing, to the respective parties to this Agreement and the Security Agreement and Guaranty at the addresses set forth in this Agreement and shall become effective only upon receipt. The Parties hereto may also send such notices, requests, consent, demands and other communications via facsimile ("FAX") or electronic mail ("Email") at such FAX numbers and Email addresses communicated by the parties hereto in writing.

4.4 Waiver Remedies. No failure on the part of POWER UP to exercise, and no delay in exercising, any right under this Agreement or the Security Agreement and Guaranty shall operate as a waiver thereof, nor shall any single or partial exercise of any right under this Agreement or the Security Agreement and Guaranty preclude any other or further exercise thereof or the exercise of any other right. The remedies provided hereunder and under the Security Agreement and Guaranty are cumulative and not exclusive of any remedies provided by law or equity.

4.5 Solicitations. Borrower and each Owner/Guarantor authorizes POWER UP and its affiliates to communicate with, solicit and/or market to Borrower and each Owner/Guarantor via regular mail, telephone, email and facsimile in connection with the provision of goods or services by POWER UP, its affiliates or any third party that POWER UP shares, transfers, exchanges, discloses or provides information with and will hold POWER UP, its affiliates and such third parties harmless against any and all claims pursuant to the federal CAN-SPAM ACT of 2003 (Controlling the Assault of Non Solicited Pornography and Marketing Act of 2003), the Telephone Consumer Protection Act (TCPA), and any and all other state or federal laws relating to transmissions or solicitations by and any of the methods described above

4.6 Binding Effect; Governing Law, Venue and Jurisdiction. This Agreement and the Security Agreement and Guaranty shall be binding upon and inure to the benefit of Borrower, Owner Guarantor, POWER UP and their respective successors and assigns, except that Borrower and Owner/Guarantor shall not have the right to assign their rights hereunder, under the Security Agreement and Guaranty or any interest herein or therein without the prior written consent of POWER UP which consent may be withheld in POWER UP's sole discretion. POWER UP reserves the rights to assign this Agreement and the Security Agreement and Guaranty with or without prior written notice to Borrower and Owner/Guarantor. POWER UP's Participants shall be third party beneficiaries of all such agreements. This Agreement and the Security Agreement and Guaranty shall be governed by and construed in accordance with the laws of the State of Virginia, without regards to any applicable principals of conflicts of law. Any suit, action or proceeding arising hereunder or under the Security Agreement and Guaranty or the interpretation, performance or breach hereof or thereof, shall, if POWER UP so elects be instituted in any court of competent jurisdiction in State of Virginia (the "Acceptable Forums Borrower and Owner/Guarantor agree that the Acceptable Forums are convenient to them and submits to the jurisdiction of the Acceptable Forums and waives any and all objections to jurisdiction or venue. Should such proceeding be initiated in any other forum, Borrower and Owner/Guarantor waive any rights to oppose any motion or application made by POWER UP to transfer such proceeding to an Acceptable Forum.

4.7 Survival of Representation, etc. All representations, warranties and covenants herein and in the Security Agreement and Guaranty shall survive the execution and delivery of this Agreement and the Security Agreement and Guaranty and shall continue in full force until all obligations under this Agreement and the Security Agreement and Guaranty shall have been satisfied in full and this Agreement and the Security Agreement and Guaranty shall have terminated.

4.8 Severability. In case any of the provisions in this Agreement or the Security Agreement and Guaranty is found to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of any other provision contained herein or therein shall not in any way be affected or impaired.

4.9 Entire Agreement. Any provision hereof and in the Security Agreement and Guaranty prohibited by law shall be ineffective only to the extent of such prohibition without invalidating the remaining provisions hereof or thereof. This Agreement and the Security Agreement and Guaranty embody the entire agreement between Borrower, Owner/Guarantor and POWER UP and supersede all prior agreements and understandings relating to the subject matter hereof.

4.10 JURY TRIAL WAIVER. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO WAIVE TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTIONS OF WHICH THIS AGREEMENT AND THE SECURITY AGREEMENT AND GUARANTY IS A PART OR THE ENFORECEMENT HEREOF OR THEREOF. THE PARTIES HERETO ACKNOWLEDGE THAT EACH MAKES THIS WAIVER KNOWINGLY, WILLINGLY AND VOLUNTARILY AND WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH THEIR ATTORNEYS.

4.11 CLASS ACTION WAIVER. THE PARTIES HERETO WAIVE ANY RIGHT TO ASSERT ANY CLAIMS AGAINST THE OTHER PARTY AS A REPRESENTATIVE OR MEMBER IN ANY CLASS OR REPRESENTATIVE ACTION, EXCEPT WHERE SUCH WAIVER IS PROHIBITED BY LAW AGAINST PUBLIC POLICY TO THE EXTENT ANY PARTY IS PERMITTED BY LAW OR COURT OF LAW TO PROCEED WITH A CLASS OR REPRESENTATIVE ACTION AGAINST ANOTHER PARTY, THE PARTIES HEREBY AGREE THAT: (1) THE PREVAILING PARTY SHALL NOT BE ENTITLED TO RECOVER ATTORNEYS' FEES OR COSTS ASSOCIATED WITH PURSUING THE CLASS OR REPRESENTATIVE ACTION (NOT WITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT OR THE SECURITY AGREEMENT AND GUARANTY); AND (2) THE PARTY WHO INITIATES OR PARTICIPATES AS A MEMBER OF THE CLASS WILL NOT SUBMIT A CLAIM OR OTHERWISE PARTICIPATE IN ANY RECOVERY SECURED THROUGH THE CLASS OR REPRESENTATIVE ACTION

4.12 Facsimile and PDF Acceptance. Facsimile and PDF signatures shall be deemed acceptable for all purposes.

Initials ______ INITIAL HERE